UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2012 (March 1, 2012)

GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee		37217-2895
(Address of Principal Executive Offices)		(Zip Code)

(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 2, 2012, Genesco Inc. issued a press release announcing results of operations for the fiscal fourth quarter and fiscal year ended January 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On March 2, 2012, Genesco Inc. also posted on its website, www.genesco.com, commentary by its chief financial officer on the quarterly and annual results. A copy of the commentary is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and commentary furnished herewith contain non-GAAP financial measures, including adjusted selling, general and administrative expense, operating earnings, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and commentary and as detailed on the reconciliation schedule attached to the press release and commentary. For consistency and ease of comparison with Fiscal 2012’s previously announced earnings expectations and the adjusted results for the prior period announced last year, neither of which reflected the adjustments, the Company believes that disclosure of the non-GAAP expense and earnings measures will be useful to investors.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 1, 2012, the board of directors of Genesco Inc. elected Thurgood Marshall, Jr. as a director of the Company and the Company issued a press release announcing the election. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K. As of the date of this Report, Mr. Marshall has not been named to committees of the board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated March 2, 2012, issued by Genesco Inc.

99.2	Genesco Inc. Fourth Fiscal Quarter Ended January 28, 2012 Chief Financial Officer’s Commentary

99.3	Press Release dated March 1, 2012 issued by Genesco Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: March 2, 2012	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated March 2, 2012

99.2	Genesco Inc. Fourth Quarter Ended January 28, 2012 Chief Financial Officer’s Commentary

99.3	Press Release dated March 1, 2012